DELAWARE GROUP® INCOME FUNDS

Delaware Corporate Bond Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated November 27, 2015

The following information replaces the section of the Fund's Statement of Additional Information entitled "Portfolio Managers —Other Accounts Managed”:

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of July 31, 2015 unless otherwise noted. Any accounts managed in a personal capacity appear under "Other Accounts" along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2015.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Adam Brown
Registered Investment Companies	8	$3.1 billion	0	$0
Other Pooled Investment Vehicles	5	$1.0 billion	2	$519.8 million
Other Accounts	14	$110.1 million	0	$0
Craig C. Dembek
Registered Investment Companies	10	$4.5 billion	0	$0
Other Pooled Investment Vehicles	1	$16.8 billion	1	$16.8 million
Other Accounts	1	Under $1 million	0	$0
Roger A. Early
Registered Investment Companies	14	$24.4 billion	0	$0
Other Pooled Investment Vehicles	4	$676.4 million	0	$0
Other Accounts	52	$6.2 billion	0	$0
Paul Grillo
Registered Investment Companies	15	$22.7 billion	0	$0
Other Pooled Investment Vehicles	10	$1.1 billion	0	$0
Other Accounts	20	$913.1 million	0	$0
J. David Hillmeyer
Registered Investment Companies	9	$13.8 billion	0	$0
Other Pooled Investment Vehicles	3	$330.1 million	0	$0
Other Accounts	18	$1.8 billion	1	$616.3 million
Kashif Ishaq
Registered Investment Companies	2	$2.1 billion	0	$0
Other Pooled Investment Vehicles	1	$20.0 million	0	$0
Other Accounts	5	Under $1 million	0	$0
Paul A. Matlack
Registered Investment Companies	13	$5.2 billion	0	$0
Other Pooled Investment Vehicles	10	$959.6 million	0	$0

Other Accounts	3	$110.1 million	0	$0
John P. McCarthy
Registered Investment Companies	10	$4.5 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	Under $1 million	0	$0
Christopher M. Testa
Registered Investment Companies	17	$23.8 billion	0	$0
Other Pooled Investment Vehicles	11	$991.1 million	0	$0
Other Accounts	19	$1.4 billion	1	$616.3 million
Michael G. Wildstein
Registered Investment Companies	3	$9.6 billion	0	$0
Other Pooled Investment Vehicles	9	$770.7 million	0	$0
Other Accounts	20	$3.1 billion	1	$616.3 million
Wayne A. Anglace*
Registered Investment Companies	3	$1.0 billion	0	$0
Other Pooled Investment Vehicles	2	$68.8 million	2	$68.8 million
Other Accounts	11	$83.0 million	0	$0
*Wayne A. Anglace became portfolio manager of Delaware Corporate Bond Fund in July 2016.  Information for Mr. Anglace is as of June 30, 2016.

The following information replaces the section of the Fund's Statement of Additional Information entitled "Portfolio Managers —Description of Material Conflicts of Interest”:

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for each such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

Five of the accounts managed by the portfolio managers as set forth in the table above have performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee. A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Please keep this Supplement for future reference.

This Supplement is dated August 1, 2016.